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                          SALE AND SERVICING AGREEMENT



                                      among



                             NAL AUTO TRUST 1997-1,
                                     Issuer,



                                       and



                               AUTORICS II, INC.,
                                   Depositor,



                                       and



                           NAL ACCEPTANCE CORPORATION,
                                    Servicer



                                       and



                             BANKERS TRUST COMPANY,
                                 Backup Servicer





                            Dated as of March 1, 1997


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


                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

                                    ARTICLE I

                                   Definitions

SECTION 1.01. Definitions ...................................................  1
SECTION 1.02. Other Definitional Provisions.................................. 16

                                   ARTICLE II

                            Conveyance of Receivables

SECTION 2.01. Conveyance of Receivables ......................................17

                                  ARTICLE III

                                 The Receivables

SECTION 3.01. Representations and Warranties of the
              Depositor with Respect to the Receivables...................... 18
SECTION 3.02. Repurchase upon Breach......................................... 19
SECTION 3.03. Custody of Receivable Files.................................... 19

                                   ARTICLE IV

                  Administration and Servicing of Receivables

SECTION 4.01. Duties of Servicer ............................................ 21
SECTION 4.02. Collection and Allocation of Receivable Payments .............. 21
SECTION 4.03. Realization upon Receivables .................................. 22
SECTION 4.04. Insurance ..................................................... 22
SECTION 4.05. Maintenance of Security Interests in Financed Vehicles .........23
SECTION 4.06. Covenants of Servicer ..........................................23
SECTION 4.07. Purchase of Receivables upon Breach ........................... 23
SECTION 4.08. Servicing Fee ................................................. 24
SECTION 4.09. Servicer's Certificate ........................................ 24
SECTION 4.10. Annual Statement as to Compliance; Notice of Default .......... 24
SECTION 4.11. Annual Independent Certified Public Accountants' Report ....... 25
SECTION 4.12. Servicer Expenses ..............................................25
SECTION 4.13. Appointment of Subservicer .................................... 25
SECTION 4.14. Oversight of Servicing ........................................ 26
SECTION 4.15. Duties of Backup Servicer ..................................... 27

                                   ARTICLE V

                 Trust Accounts; Distributions; Reserve Account;
                Statements to Certificateholders and Noteholders

SECTION 5.01. Establishment of Trust Accounts ............................... 28
SECTION 5.02. Collections ................................................... 30
SECTION 5.03. Application of Collections .................................... 30
SECTION 5.04. Additional Deposits ........................................... 31
SECTION 5.05. Distributions ................................................. 31
SECTION 5.06. Reserve Account ............................................... 32
SECTION 5.07. Statements to Certificateholders and Noteholders .............. 34
SECTION 5.08. Transfer of the Notes ......................................... 35
SECTION 5.09. Dealer Reserve Account......................................... 35
SECTION 5.10. Backup Servicer Account........................................ 36
SECTION 6.01. Representations of Depositor................................... 37
SECTION 6.02. Corporate Existence ........................................... 38
SECTION 6.03. Liability of Depositor; Indemnities ........................... 39
SECTION 6.04. Merger or Consolidation of, or
              Assumption of the Obligations of, Depositor ................... 40
SECTION 6.05. Limitation on Liability of Depositor and Others................ 41
SECTION 6.06. Depositor May Own Certificates or Notes ....................... 41
SECTION 6.07. Sale of Receivables ........................................... 41

                                  ARTICLE VII

                          The Servicer; Backup Servicer

SECTION 7.01. Representations of Servicer ................................... 41
SECTION 7.02. Indemnities of Servicer ....................................... 43
SECTION 7.03. Merger or Consolidation of, or
              Assumption of the Obligations of, Servicer .................... 44
SECTION 7.04. Limitation on Liability of Servicer and Others  ............... 45
SECTION 7.05. NAL Not To Resign as Servicer ................................. 45
SECTION 7.06. Representations of Backup Servicer ............................ 46
SECTION 7.07. Merger or Consolidation of, or
              Assumption of the Obligations of, Backup Servicer ............. 47
SECTION 7.08. Resignation as Backup Servicer ................................ 47

                                  ARTICLE VIII

                                     Default

SECTION 8.01. Servicer Default .............................................. 47
SECTION 8.02. Appointment of Successor ...................................... 49
SECTION 8.03. Notification to Noteholders and Certificateholders ............ 50
SECTION 8.04. Waiver of Past Defaults ....................................... 50

                                   ARTICLE IX

                                   Termination

SECTION 9.01. Optional Purchase of All Receivables .......................... 51

                                    ARTICLE X

                                  Miscellaneous

SECTION 10.01. Amendment .................................................... 52
SECTION 10.02. Protection of Title to Trust ................................. 53
SECTION 10.03. Notices ...................................................... 56
SECTION 10.04. Assignment by the Depositor or the Servicer .................. 56
SECTION 10.05. Limitations on Rights of Others .............................. 56
SECTION 10.06. Severability ................................................. 56
SECTION 10.07. Separate Counterparts ........................................ 56
SECTION 10.08. Headings  .................................................... 57
SECTION 10.09. Governing Law ................................................ 57
SECTION 10.10. Assignment by Issuer ......................................... 57
SECTION 10.11. Nonpetition Covenants ........................................ 57
SECTION 10.12. Limitation of Liability of Owner
               Trustee and Indenture Trustee ................................ 57


SCHEDULE A Schedule of Receivables

EXHIBIT A Form of Distribution Date Statement to Noteholders
EXHIBIT B Form of Distribution Date Statement to Certificateholders EXHIBIT C Form of Servicer's Certificate
EXHIBIT D Form of Receivables Checklist
EXHIBIT E Form of Receivables Assignment

         SALE AND SERVICING AGREEMENT dated as of March 1, 1997, among NAL AUTO TRUST 1997-1, a Delaware business trust (the "Issuer"), AUTORICS II, INC., a Delaware corporation (the "Depositor"), NAL ACCEPTANCE CORPORATION, a Florida corporation (the "Servicer") and BANKERS TRUST COMPANY, a New York banking corporation (the "Backup Servicer").

         WHEREAS the Issuer desires to purchase a portfolio of receivables arising in connection with automobile retail installment sale contracts generated by NAL Acceptance Corporation in the ordinary course of business which were sold by NAL Acceptance Corporation to the Seller and by the Seller to the Depositor;

         WHEREAS the Depositor is willing to sell such receivables to the Issuer; and

         WHEREAS NAL Acceptance Corporation is willing to service such receivables;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                                   Definitions

         SECTION 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "AA" means Auto Analyst, Inc., a Georgia corporation, and any successor in interest.

         "Amount Financed" means, with respect to any Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs, exclusive of any amount allocable to the premium of "dual interest" insurance covering the Financed Vehicle.

         "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in the related Contract.

         "Average Three Month Delinquency Ratio" means, as of any date, the ratio of the average aggregate Principal Balances of Receivables that are 60 days or more delinquent for each of the three prior calendar months prior to such date to the average of the Pool Balances as of the end of such periods.

         "Backup Servicer" means Bankers Trust Company, a New York banking corporation, and its successors or assigns, when acting in its capacity as Backup Servicer under this Agreement.

         "Backup Servicer Account" means the account designated as such, established and maintained pursuant to Section 5.10.

         "Certificate Balance" equals, as of the Closing Date, the Initial Certificate Balance and, thereafter, will equal the Initial Certificate Balance reduced by all amounts allocable to principal previously distributed to Certificateholders.

         "Certificate Distribution Account" has the meaning assigned to such term in the Trust Agreement.

         "Certificate Pool Factor" means, as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Certificate Balance (after giving effect to any reductions therein to be made on the immediately following Distribution Date) divided by the Initial Certificate Balance. The Certificate Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Certificate Pool Factor will decline to reflect reductions in the Certificate Balance.

         "Certificateholders" or "Holders" (when used in the context of the Holders of Certificates) has the meaning assigned to such term in the Trust Agreement.

         "Certificateholders' Distributable Amount" means, with respect to any Distribution Date, the sum of the Certificateholders' Principal Distributable Amount and the Certificateholders' Interest Distributable Amount for such date.

         "Certificateholders' Interest Carryover Shortfall" means, with respect to any Distribution Date, (i) the excess of the Certificateholders' Interest Distributable Amount for the preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date, plus (ii) 90 days of interest on the amount of such excess for such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate.

         "Certificateholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Certificateholders' Quarterly Interest Distributable Amount for such Distribution Date and the Certificateholders' Interest Carryover Shortfall for such Distribution Date. Interest with respect to the Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of this Agreement and the Basic Documents.

         "Certificateholders' Quarterly Interest Distributable Amount" means, with respect to any Distribution Date, 90 days of interest at the Pass-Through Rate on the Certificate Balance on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, on the Closing Date) after giving effect to all payments of principal to Certificateholders on such immediately preceding Distribution Date.

         "Certificateholders' Quarterly Principal Distributable Amount" means, with respect to any Distribution Date prior to the Distribution Date on which the Notes are paid in full, (i) 10% of the Principal Distribution Amount or (ii) if a Loss Trigger Event has occurred, zero; and with respect to any Distribution Date on or after the Distribution Date on which the Notes are paid in full, 100% of the Principal Distribution Amount for such Distribution Date (less, on the Distribution Date on which the Notes are paid in full, the portion thereof payable as principal of the Notes).

         "Certificateholders' Principal Carryover Shortfall" means, as of the close of a particular Distribution Date, the excess of the Certificateholders' Quarterly Principal Distributable Amount and any outstanding Certificateholders' Principal Carryover Shortfall from the preceding Distribution Date, over the amount in respect of principal that is actually deposited in the Certificate Distribution Account on such particular Distribution Date.

         "Certificateholders' Principal Distributable Amount" means, with respect to any Distribution Date, the sum of the Certificateholders' Quarterly Principal Distributable Amount for such Distribution Date and the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided, however, that the Certificateholders' Principal Distributable Amount shall not exceed the Certificate Balance. In addition, on the Final Scheduled Distribution Date, the principal required to be included in the Certificateholders' Principal Distributable Amount will include the lesser of (a) (i) any Scheduled Payments of principal due and remaining unpaid on each Precomputed Receivable and (ii) any principal due and remaining unpaid on each Simple Interest Receivable, in each case, in the Trust as of the Final Scheduled Distribution Date or (b) the amount that is necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such Distribution Date and allocable to principal) to reduce the Certificate Balance to zero.

         "Certificates" means the Trust Certificates (as defined in the Trust Agreement).

         "Closing Date" means March 26, 1997.

         "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.01(a)(i).

         "Collection Period" means the three calendar-month period ending on the last day of the month preceding the month of each Distribution Date. Any amount or balance stated as of the last day of a Collection Period shall give effect to the following calculations as determined as of the close of business on such last day: (1) all applications of collections, (2) all current and previous Payaheads, (3) all applications of Payahead Balances and (4) all distributions to be made on the following Distribution Date.

         "Cumulative Realized Loss Ratio" means, as to any Collection Period, the ratio of the aggregate Realized Losses in respect of Liquidated Receivables since the Cutoff Date to the Original Pool Balance.

         "Computer Tape" means a computer tape generated by the Servicer which provides information relating to the Receivables.

         "Contract" means a motor vehicle retail installment sale contract.

         "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at Four Albany Street, New York, New York, Corporate Trust and Agency Group, Structured Finance Team; or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Depositor, or the principal corporate trust office of any successor Indenture Trustee (of which address such successor Indenture Trustee will notify the Noteholders and the Depositor).

         "Custodial Agreement" means the Custodial Agreement dated as of March 1, 1997, among the Issuer, Bankers Trust Company, as Indenture Trustee and Custodian, and the Servicer.

         "Custodian" means Bankers Trust Company, as Custodian under the Custodial Agreement and any successor Custodian pursuant to the Custodial Agreement.

         "Cutoff Date" means March 1, 1997.

         "Dealer" means the dealer, SFI, AA or other entity who sold a Financed Vehicle and who originated the related Contract or who acquired a Contract and in either case assigned the related Receivable to NAL under an existing agreement between it and NAL.

         "Dealer Reserve Account" means the account designated as such, established and maintained pursuant to Section 5.01.

         "Delinquency Trigger Event" means, as to any Collection Period, that the Average Three Month Delinquency Ratio as of the last day of such Collection Period is greater than 7.5%.

         "Delivery" when used with respect to Trust Account Property means:

                  (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a "certificated security" (as defined in Section 8-102(1)(a) of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and as having been credited to a securities account in the name of the Indenture Trustee and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Indenture Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of the Indenture Trustee or a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the Indenture Trustee or such financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and as having been credited to a securities account in the name of the Indenture Trustee (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property (as defined herein) to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

                  (b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate "Participant's Securities Account" (as defined in such applicable Federal regulations) maintained with a Federal
         Reserve Bank by a financial intermediary which is also a "Participant" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry security; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Indenture Trustee or its nominee or custodian and as having been credited to a securities account in the name of the Indenture Trustee and indicating that such custodian holds such Trust Account Property solely as agent for the Indenture Trustee or its nominee or custodian; and

                  (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the Indenture Trustee or a financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such uncertificated security, and the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Indenture Trustee or its nominee or custodian and as having been credited to a securities account in the name of the Indenture Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof.

         "Depositor" means AUTORICS II, Inc., a Delaware corporation and any successor in interest.

         "Distribution Date" means March 15, June 15, September 15 and December 15 of each year or, if such day is not a Business Day, the immediately following Business Day, commencing on June 16, 1997.

         "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from the Rating Agency in one of its generic rating categories that signifies investment grade.

         "Eligible Institution" means (a) the corporate trust department of the Indenture Trustee or the Owner Trustee or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which
(i) has either (A) a long-term unsecured debt rating of A or better by the Rating Agency, or if not rated by the Rating Agency, of A or better by Standard & Poor's, A1 or better by Moody's and, if rated by the Rating Agency, A or better by such agency and (ii) whose deposits are insured by the FDIC. If so qualified, the Indenture Trustee or the Owner Trustee may be considered an Eligible Institution for the purposes of clause (b) of this definition.

         "Eligible Investments" means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

                  (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations thereof (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) shall have a short-term credit rating from the Rating Agency in the highest investment category granted thereby;

                  (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from the Rating Agency in the highest investment category granted thereby;

                  (d) investments in money market mutual funds having a rating from Standard & Poor's and Moody's and, if the Rating Agency rates such fund, from such agency in the highest investment category granted by the Rating Agency so rating such fund (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

                  (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

                  (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b); and

                  (g) any other investment with respect to which the Issuer or the Servicer has received written notification from the Rating Agency that the acquisition of such investment as an Eligible Investment will not result in a withdrawal or downgrading of the ratings on the Notes or Certificates.

         "Excess Spread" shall have the meaning set forth in Section
5.06(a)(ii).

         "FDIC" means the Federal Deposit Insurance Corporation.

         "Final Scheduled Distribution Date" means the September, 2002 Distribution Date.

         "Final Scheduled Maturity Date" means March 10, 2002.

         "Financed Vehicle" means an automobile, light-duty truck or van, together with all accessions thereto, securing an Obligor's indebtedness under the related Receivable.

         "Indenture" means the Indenture dated as of March 1, 1997, between the Issuer and the Indenture Trustee.

         "Indenture Trustee" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

         "Initial Certificate Balance" shall have the meaning set forth in the Trust Agreement.

         "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "Insolvency Proceeds" shall have the meaning set forth in Section 9.01.

         "Insurance Policies" means any physical damage, credit life, disability, theft, mechanical breakdown, dual interest or guaranteed auto-protection insurance policies or coverage relating to the Financed Vehicles or Obligors.

         "Investment Earnings" means, with respect to any Payment Determination Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts (other than the Dealer Reserve Account) to be deposited into the Collection Account and to be deemed to constitute a portion of the Total Distribution Amount for the related Distribution Date pursuant to
Section 5.01(b).

         "Issuer" means NAL Auto Trust 1997-1.

         "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to a Receivable by operation of law as a result of any act or omission by the related Obligor.

         "Liquidated Receivable" means any defaulted Receivable as to which the Servicer has determined that all amounts which it expects to recover from or on account of such Receivables have been recovered or with respect to which the related Financed Vehicle has been realized upon and disposed of and the proceeds of such disposition have been received; provided that any Receivable which is 120 days or more past due shall be deemed to be a Liquidated Receivable.

         "Liquidation Proceeds" means, with respect to any Liquidated Receivable, the moneys collected in respect thereof, from whatever source, including Insurance Policy proceeds, net of the sum of any amounts expended by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

         "Loss Trigger Event" means, as to any Collection Period, that the Cumulative Realized Loss Ratio as of the last day of any calendar month occurring during such Collection Period is greater than the percentage set forth in the table below.

                            Loss Trigger Event Table
                            ------------------------



                                                 Cumulative Realized
Month                                            Loss Ratio
-----                                            ----------

March 1997                                        0.25%
April  1997                                       0.50%
May 1997                                          0.75%
June  1997                                        1.67%
July 1997                                         2.58%
August 1997                                       3.50%
September 1997                                    4.42%
October 1997                                      5.33%
November  1997                                    6.25%
December 1997                                     7.17%
January 1998                                      8.08%
February  1998                                    9.00%
March 1998                                        9.31%
April 1998                                        9.63%
May 1998                                          9.94%
June  1998                                       10.25%
July 1998                                        10.56%
August 1998                                      10.88%
September 1998                                   11.19%
October 1998                                     11.50%
November  1998                                   11.81%
December 1998                                    12.12%
January 1999                                     12.44%
February  1999                                   12.75%
March 1999                                       12.94%
April 1999                                       13.12%
May 1999                                         13.31%
June  1999                                       13.50%
July 1999                                        13.69%
August 1999                                      13.87%
September 1999                                   14.06%
October 1999                                     14.25%
November  1999                                   14.44%
December 1999                                    14.62%
January 2000                                     14.81%
February 2000 and                                15.00%
thereafter


         "Moody's" means Moody's Investors Service, Inc., and any successors in interest.

         "NAL" means NAL Acceptance Corporation, a Florida corporation and any successor in interest.

         "Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01.

         "Note Final Scheduled Distribution Date" means the September, 2002 Distribution Date.

         "Note Pool Factor" means, as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Outstanding Amount of the Notes divided by the original Outstanding Amount of the Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the Outstanding Amount of the Notes.

         "Noteholder" means the Person in whose name a Note is registered in the Note Register.

         "Noteholders' Distributable Amount" means, with respect to any Distribution Date, the sum of the Noteholders' Principal Distributable Amount and the Noteholders' Interest Distributable Amount for such Distribution Date.

         "Noteholders' Interest Carryover Shortfall" means, with respect to any Distribution Date, (i) the excess of the Noteholders' Interest Distributable Amount for the preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Note Distribution Account on such preceding Distribution Date, plus (ii) 90 days of interest on the amount of such excess for such preceding Distribution Date, to the extent permitted by law, at the Note Rate.

         "Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Noteholders' Quarterly Interest Distributable Amount for such Distribution Date and the Noteholders' Interest Carryover Shortfall for such Distribution Date. For all purposes of this Agreement and the Basic Documents, interest with respect to the Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Noteholders' Quarterly Interest Distributable Amount" means, with respect to any Distribution Date, 90 days of interest on the Notes at the Note Rate on the Outstanding Amount of the Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing
Date) after giving effect to all payments of principal to the Noteholders on such immediately preceding Distribution Date.

         "Noteholders' Quarterly Principal Distributable Amount" means, with respect to any Distribution Date for so long as the Notes are outstanding, (i) 90% or (ii) if a Loss Trigger Event has occurred, 100% of the Principal Distribution Amount; provided, however, that on the Distribution Date on which the Outstanding Amount of the Notes is reduced to zero, the portion, if any, of the Principal Distribution Amount that is not applied to the Notes will be applied to the principal of the Certificates.

         "Noteholders' Principal Carryover Shortfall" means, as of the close of business on a particular Distribution Date, the excess of the Noteholders' Quarterly Principal Distributable Amount and any outstanding Noteholders' Principal Carryover Shortfall from the preceding Distribution Date, over the amount in respect of principal that is actually deposited in the Note Distribution Account on such particular Distribution Date.

         "Noteholders' Principal Distributable Amount" means, with respect to any Distribution Date, the sum of the Noteholders' Quarterly Principal Distributable Amount for such Distribution Date and the Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided, however, that the Noteholders' Principal Distributable Amount shall not exceed the Outstanding Amount of the Notes. In addition, on the Note Final Scheduled Distribution Date, the Noteholders' Principal Distributable Amount will not be less than the amount that is necessary (after giving effect to all other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the Outstanding Amount of the Notes to zero.

         "Obligor" on a Receivable means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.

         "Officers' Certificate" means a certificate signed by (a) the chairman of the board, the president or any vice president and (b) a treasurer, assistant treasurer, the controller or any assistant controller, secretary or assistant secretary of the Seller, the Depositor, the Servicer or the Backup Servicer, as appropriate.

         "Opinion of Counsel" means one or more written opinions of counsel, who may be an employee of or counsel to the Seller, the Depositor, Servicer or the Backup Servicer, which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agency, as applicable.

         "Original Pool Balance" means the Pool Balance as of the Cutoff Date.

         "Owner Trust Estate" has the meaning assigned to such term in the Trust Agreement.

         "Owner Trustee" means the Person acting as Owner Trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

         "Pass-Through Rate" means 9.90% per annum.

         "Payahead" on a Receivable that is a Precomputed Receivable means the amount, as of the close of business on the last day of a Collection Period, computed in accordance with Section 5.03 with respect to such Receivable.

         "Payahead Account" means the account designated as such, established and maintained pursuant to Section 5.01.

         "Payahead Balance" on a Receivable that is a Precomputed Receivable means the sum, as of the close of business on the last day of a Collection Period, of all Payaheads made by or on behalf of the Obligor with respect to such Precomputed Receivable, as reduced by applications of previous Payaheads with respect to such Precomputed Receivable pursuant to Section 5.03.

         "Payment Determination Date" means, with respect to any Distribution Date, the 10th day of the month (or if such day is not a Business Day, the next succeeding Business Day) of such Distribution Date.

         "Physical Property" has the meaning assigned to such term in the definition of "Delivery" above.

         "Pool Balance" means, as of the close of business on the last day of a Collection Period or any other date of determination, the aggregate Principal Balance of the Receivables as of such day (excluding Purchased Receivables and Liquidated Receivables).

         "Precomputed Receivable" means any Receivable under which the portion of a payment allocable to earned interest (which may be referred to in the related Contract as an add-on finance charge) and the portion allocable to the Amount Financed is determined according to the sum of periodic balances or the sum of monthly balances or any equivalent method or are monthly actuarial receivables.

         "Principal Balance" means (a) with respect to any Precomputed Receivable as of the close of business on the last day of a Collection Period, the Amount Financed minus the sum of (i) that portion of all Scheduled Payments due on or prior to such day allocable to principal using the actuarial or constant yield method, (ii) any payment of the Purchase Amount with respect to the Precomputed Receivable allocable to principal and (iii) any prepayment in full applied to reduce the Principal Balance of the Precomputed Receivable and
(b) with respect to any Simple Interest Receivable as of the close of business on the last day of a Collection Period, the Amount Financed minus the sum of (i) the portion of all payments made by or on behalf of the related Obligor on or prior to such day and allocable to principal using the Simple Interest Method and (ii) any payment of the Purchase Amount with respect to the Simple Interest Receivable allocable to principal.

         "Principal Distribution Amount" means, with respect to any Distribution Date, an amount equal to the sum of the following amounts with respect to the related Collection Period (i) with respect to Precomputed Receivables, the principal component of all monthly payments scheduled to be received with respect to such Receivables and all prepayments in full of such Receivables (including amounts with respect thereto withdrawn from the Payahead Account);
(ii) with respect to Simple Interest Receivables, that portion of all collections on such Receivables allocable to principal; (iii) the Principal Balance of all Precomputed Receivables that became Liquidated Receivables during such Collection Period; (iv) all Liquidation Proceeds attributable to the principal amount of Simple Interest Receivables that became Liquidated Receivables during such Collection Period, plus all Realized Losses with respect to such Liquidated Receivables; and (v) to the extent attributable to principal, the Purchase Amount of each Receivable that was purchased by NAL or by the Servicer during the related Collection Period.

         "Purchase Amount" means the amount, as of the close of business on the last day of a Collection Period, required to prepay in full a Receivable under the terms thereof including interest to the end of the month of purchase.

         "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to
Section 4.07 or by NAL pursuant to Section 3.02.

         "Rating Agency" means Fitch Investors Service, L.P. and its successors in interest.

         "Rating Agency Condition" means, with respect to any action, that the Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to the Rating Agency) prior notice thereof and that the Rating Agency shall have notified the Depositor, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes or the Certificates.

         "Realized Losses" means, with respect to any Receivable that becomes a Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable over Liquidation Proceeds to the extent allocable to principal.

         "Receivable" means any Contract listed on Schedule A (which Schedule may be in the form of microfiche).

         "Receivable Files" means the documents specified in Section 3.03.

         "Receivables Purchase Agreement" means the Receivables Purchase Agreement dated as of March 1, 1997, among NAL, Autorics, Inc., as seller, and the Depositor, as purchaser.

         "Recoveries" means, with respect to any Receivable that becomes a Liquidated Receivable, monies collected in respect thereof, from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the sum of any amounts expended by the Servicer for the account of the Obligor and any amounts required by law to be remitted to the Obligor.

         "Reserve Account" means the account designated as such, established and maintained pursuant to Section 5.01.

         "Reserve Account Initial Deposit" means $5,766,831.13.

         "Scheduled Payment" on a Precomputed Receivable means that portion of the payment required to be made by the Obligor during a calendar month sufficient to amortize the Principal Balance under the actuarial method over the term of the Receivable and to provide interest at the APR.

         "Seller" means AUTORICS, Inc., a Delaware corporation, and any successor in interest.

         "Servicer" means NAL, in its capacity as the servicer of the Receivables, and each successor to NAL (in the same capacity) pursuant to
Section 7.03 or 8.02.

         "Servicer Default" means an event specified in Section 8.01.

         "Servicer's Certificate" means an Officers' Certificate of the Servicer delivered pursuant to Section 4.09, substantially in the form of Exhibit C.

         "Servicing Fee" means the fee payable to the Servicer for services rendered during a Collection Period, determined pursuant to Section 4.08.

         "Servicing Fee Commencement Date" means the Distribution Date that is the earlier of (i) the December 1997 Distribution Date, (ii) the Distribution Date on which the amount in deposit in the Reserve Account equals the Specified Reserve Account Balance or, if a Trigger Event has occurred and not terminated, the Trigger Event Reserve Account Balance or (iii) the first Distribution Date following the date on which NAL is replaced as Servicer pursuant to Section 8.02.

         "Servicing Fee Rate" means 3.00% per annum.

         "SFI" means Special Finance, Inc., a Florida corporation, and any successor in interest.

         "Simple Interest Method" means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made, and the remainder of such payment is allocable to principal.

         "Simple Interest Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

         "Specified Reserve Account Balance" means, with respect to any Distribution Date, the greater of 10% of the Pool Balance on the close of business on the last day of the related Collection Period and $1,647,666 until the first Distribution Date on which the Pool Balance on the close of business on the last day of the preceding Collection Period is less than or equal to $1,647,666. On such Distribution Date and thereafter the Specified Reserve Account Balance shall equal 100% of the Pool Balance on the close of business on the last day of the related Collection Period. In no event, however, shall the Specified Reserve Account Balance exceed the aggregate outstanding principal balance of the Notes and the Certificates.

         "Standard & Poor's" means Standard & Poor's Rating Services, a division of the McGraw-Hill Companies and any successor in interest.

         "Total Distribution Amount" means, with respect to a Distribution Date, the sum of the following amounts with respect to the related Collection Period:
(i) that portion of all collections on the Receivables (including amounts withdrawn from the Payahead Account but excluding amounts deposited into the Payahead Account) allocable to principal and interest; (ii) all Liquidation Proceeds, and all Recoveries in respect of Liquidated Receivables that were written off in prior Collection Periods; (iii) the Purchase Amount of each Receivable that was purchased by NAL or by the Servicer during the related Collection Period; and (iv) Investment Earnings.

         "Trigger Event" means a Delinquency Trigger Event or a Loss Trigger Event. A Trigger Event will be deemed to have occurred as to any Distribution Date if either a Delinquency Trigger Event or a Loss Trigger Event has occurred with respect to the related Collection Period. A Trigger Event will be deemed to have terminated as to any Distribution Date (subject to the reoccurrence of such event) if neither a Delinquency Trigger Event or a Loss Trigger Event shall have occurred during the related Collection Period.

         "Trigger Event Reserve Account Balance" means, with respect to any Distribution Date after a Trigger Event has occurred and not terminated, the greater of 15% of the Pool Balance on the close of business on the last day of the related Collection Period and $1,647,666 until the first Distribution Date on which the Pool Balance on the close of business on the last day of the preceding Collection Period is less than or equal to $1,647,666. On such Distribution Date and thereafter the Trigger Event Reserve Account Balance shall equal 100% of the Pool Balance on the close of business on the last day of the related Collection Period. In no event, however, shall the Trigger Event Reserve Account Balance exceed the aggregate outstanding principal balance of the Notes and the Certificates.

         "Trust" means the Issuer.

         "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposit, and all proceeds of the foregoing.

         "Trust Accounts" has the meaning assigned thereto in Section 5.01.

         "Trust Agreement" means the Trust Agreement dated as of March 1, 1997, between the Depositor and the Owner Trustee.

         "Trust Officer" means, in the case of the Indenture Trustee, any Officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to the Owner Trustee, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the Basic Documents on behalf of the Owner Trustee.

         SECTION 1.02. Other Definitional Provisions.

         (a) Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Indenture.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

         (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a
         Person are also to its permitted successors and assigns.


                                   ARTICLE II

                            Conveyance of Receivables

         SECTION 2.01. Conveyance of Receivables. (a) In consideration of the Issuer's delivery on the Closing Date to or upon the order of the Depositor of
(i) Certificates with a Certificate Balance of $83,301.89 and (ii) $82,300,000.00, the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations herein), all right, title and interest of the Depositor in and to (but none of the Depositor's obligations with respect to):

                  (1) the Receivables and all moneys received thereon on and after the Cutoff Date plus all Payaheads as of the Cutoff Date;

                  (2) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables, any other right to realize upon property securing a Receivable and any other interest of the Depositor in such Financed Vehicles including the Depositor's right, title and interest in the lien on the Financed Vehicles in the name of the Depositor's agent, Autorics, Inc., NAL or SFI;

                  (3) any proceeds with respect to the Receivables from claims on any Insurance Policies relating to Financed Vehicles or Obligors;

                  (4) proceeds of any recourse (but none of the obligations) to Dealers on Receivables;

                  (5) any Financed Vehicle that shall have secured a Receivable and shall have been acquired by or on behalf of the Seller, the Depositor, the Servicer, or the Trust;

                  (6) the Receivable Files;

                  (7) all right, title and interest of the Depositor under the Receivables Purchase Agreement, including, without limitation, the right of the Depositor to cause NAL to purchase Receivables under certain circumstances;

                  (8) the Trust Accounts; and

                  (9) the proceeds of any and all of the foregoing.


                                   ARTICLE III

                                 The Receivables

         SECTION 3.01. Representations and Warranties of the Depositor with Respect to the Receivables. The Depositor makes the following representations and warranties with respect to the Receivables on which the Issuer relies in acquiring the Receivables and issuing the Notes and Certificates. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         (a) Title. It is the intention of the Depositor that the transfer and assignment herein contemplated constitute a sale of the Receivables from the Depositor to the Issuer and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law. No Receivable has been sold, transferred, assigned or pledged by the Depositor to any Person other than the Issuer. Immediately prior to the transfer and assignment herein contemplated, the Depositor had good and marketable title to each Receivable, free and clear of all Liens and rights of others and, immediately upon the transfer thereof, the Issuer shall have good and marketable title to each Receivable, free and clear of all Liens and rights of others; and the transfer has been perfected under the UCC.

         (b) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give (i) the Issuer a first perfected ownership interest in the Receivables and (ii) the Indenture Trustee a first perfected security interest in the Receivables shall have been made.

         SECTION 3.02. Repurchase upon Breach. The Depositor, the Servicer, the Backup Servicer and the Issuer, as the case may be, shall inform the other parties to this Agreement, NAL and the Indenture Trustee promptly, in writing, upon the discovery of any breach of the Depositor's representations and warranties made pursuant to Section 3.01 or of NAL's representations and warranties made pursuant to Section 3.02(c) of the Receivables Purchase Agreement. Unless any such breach shall have been cured by the last day of the Collection Period following the discovery thereof by NAL or the receipt by NAL of written notice thereof from the Owner Trustee, the Indenture Trustee, the Depositor, the Servicer or the Backup Servicer, the Depositor, the Issuer or the Owner Trustee shall enforce the obligation of NAL under the Receivables Purchase Agreement, to purchase as of such last day any Receivable with respect to which such a breach had occurred if such breach has a material and adverse effect on the interests of the Depositor or the Trust in and to such Receivable. In consideration for the purchased Receivable, NAL shall remit the Purchase Amount in the manner specified in Section 6.02 of the Receivables Purchase Agreement. Upon payment of such Purchase Amount, NAL shall have all right, title and interest in such Purchased Receivable and all proceeds thereof. Subject to the provisions of Section 6.03, the sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of representations and warranties pursuant to Section 3.01 and the agreement contained in this Section shall be to require NAL to purchase Receivables pursuant to this Section and the Receivables Purchase Agreement.

         SECTION 3.03. Custody of Receivable Files. (a) In connection with the sale and transfer of the Receivables pursuant to this Agreement, the Issuer, simultaneously with the execution and delivery of this Agreement, is entering into the Custodial Agreement with the Custodian pursuant to which the Issuer appoints the Custodian, and the Custodian accepts such appointment, to act as the agent and bailee of the Issuer (initially), the Indenture Trustee (until all amounts in respect of the Notes have been paid) and thereafter the Issuer, all in accordance with the terms of the Custody Agreement, for all purposes of
Article 9 of the UCC, as Custodian of the following documents or instruments, which are hereby constructively delivered to the Issuer or Indenture Trustee, as pledgee of the Issuer, as the case may be, with respect to each Receivable:

                  (i) a list of Receivables in the form of Schedule A hereto, identifying such Receivable together with the Computer Tape identifying such Receivable and a completed checklist in the form of Exhibit D hereto (it being expressly understood and agreed that the Custodian and Indenture Trustee have no duties or responsibilities for checking or verifying the accuracy or completeness of such checklist);

                  (ii) the fully executed original Receivable with manual signatures and Dealer endorsements, together with executed assignments thereof by NAL, the Seller and the Depositor in blank, which assignments shall be substantially in the form of Exhibit E hereto;

                  (iii) a written confirmation from the Servicer certifying as to the Insurance Policies covering the Receivable and stating that they are in full force and effect;

                  (iv) the original certificate of title relating to the Financed Vehicle or (a) a copy of the application for a certificate of title and (b) a copy of the existing title, lien entry form or receipt of registration or (c) a copy of the related letter guarantee, in each case noting the lien of NAL, the Seller or SFI; provided, however, that at any time during the term hereof the Owner Trustee may request and require that the Depositor cause the party in whose name the lien is noted to transfer such lien to the Depositor;

                  (v) an original or copy of the credit application of the Obligor; and

                  (vi) financing statements on Form UCC-1 listing the Owner Trustee as the secured party with respect to each Receivable and the other items conveyed pursuant to Section 2.01 and stamped to indicate filing with the Office of the Secretary of State of the State of Florida and with the Office of the Secretary of State of Delaware.

         (b) Access to Records. The Servicer or the Custodian, as the case may be, shall provide to (or in the case of the Custodian shall be required pursuant to the Custodial Agreement to provide to) the Indenture Trustee, the Issuer, the Backup Servicer, Noteholders and Certificateholders and their duly authorized representatives, attorneys or auditors access to the Receivable Files in such cases where the Indenture Trustee, the Issuer, a Noteholder or a Certificateholder is required by applicable statutes or regulations to review the related accounts, records and computer systems maintained by the Servicer or the Custodian, as the case may be, such access being afforded without charge but only upon reasonable request and during normal business hours at offices of the Servicer or the Custodian, as the case may be, designated by the Servicer or the Custodian. Nothing in this Section shall derogate from the obligation of the Servicer or the Custodian to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer or the Custodian to provide access as provided in this Section as the result of such obligation shall not constitute a breach of this Section.


                                   ARTICLE IV

                   Administration and Servicing of Receivables

         SECTION 4.01. Duties of Servicer. The Servicer, for the benefit of the Issuer (to the extent provided herein), shall manage, service, administer and make collections on the Receivables (other than Purchased Receivables) with reasonable care, acting prudently and in accordance with customary and usual servicing procedures for other institutional servicers of receivables of the type subject to this Agreement and applicable law, and to the degree not inconsistent with the foregoing, using that degree of skill and attention that the Servicer exercises with respect to all comparable automotive receivables that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending billing statements to Obligors, reporting tax information to Obligors, accounting for collections, and furnishing monthly, and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions. Subject to the provisions of Section 4.02, the Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Issuer (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders. The Owner Trustee shall (and the Custodian pursuant to the Custodial Agreement shall be required) upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         SECTION 4.02. Collection and Allocation of Receivable Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable automotive receivables that it services for itself or others. The Servicer may grant extensions, rebates or adjustments on a Receivable or arrange with the Obligor to extend or modify the payment schedule, which actions shall not, for the purposes of this Agreement, modify the original due dates or amounts of the Scheduled Payments on a Precomputed Receivable or the original due dates or amounts of the originally scheduled payments of interest on Simple Interest Receivables; provided, however, that if the Servicer extends the date for final payment by the Obligor of any Receivable beyond the Final Scheduled Maturity Date, it shall promptly repurchase the Receivable from the Issuer in accordance with the terms of Section 4.07. Upon payment of such Purchase Amount, NAL shall have all right, title and interest in such Purchased Receivable and all proceeds thereof. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable. The Servicer shall not agree to any alteration of the interest rate on any Receivable or of the amount of any Scheduled Payment on Precomputed Receivables or the originally scheduled payments on Simple Interest Receivables.

         SECTION 4.03. Realization upon Receivables. On behalf of the Issuer, the Servicer shall use its best efforts, consistent with its customary servicing procedures, to repossess or otherwise convert the ownership of and liquidate the Financed Vehicle securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, which may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses. The Servicer may not sell any Financed Vehicles to J.D. Byrider Systems, Inc. for less than 100% of such Financed Vehicles' wholesale value, determined from the "Black Book".

         SECTION 4.04. Insurance. The Servicer shall, in accordance with its customary servicing procedures, require that each Obligor shall have obtained physical damage and theft insurance covering the Financed Vehicle as of the execution of the Receivable. The Servicer shall notify each insurer providing a "guaranteed auto protection" insurance policy with respect to the Receivables to include the Indenture Trustee as an additional insured and its payee on each such policy. Upon receipt of notification that the insurance required pursuant to the terms of any Receivable is not in place, the Servicer shall obtain "dual interest" insurance chargeable to the Obligor in accordance with its customary servicing procedures.

         SECTION 4.05. Maintenance of Security Interests in Financed Vehicles. The Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Servicer is hereby authorized to take such steps as are necessary to reperfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason.

         SECTION 4.06. Covenants of Servicer. The Servicer shall not release the Financed Vehicle securing any Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or repossession, nor shall the Servicer impair the rights of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders in such Receivable, nor shall the Servicer (except in the case of an extension permitted pursuant to Section 4.02) increase the number of scheduled payments due under a Receivable.

         Neither NAL nor any Affiliate thereof shall incur liabilities of any kind to SunTrust Bank, South Florida, National Association ("SunTrust"), if the total amount of such liabilities outstanding at any time exceeds $10,000 except for liabilities with respect to which SunTrust has expressly agreed to irrevocably and unconditionally waive all right of set-off or other claims that it may have under contract, applicable law or otherwise with respect to any funds or monies SunTrust may hold from time to time pursuant to the Lock-box Agreement dated November 27, 1995 between NAL, SunTrust and General Electric Capital Corporation, or any other agreement related to the holding of any proceeds of the Receivables or the other property conveyed pursuant to Section 2.01.

         SECTION 4.07. Purchase of Receivables upon Breach. The Servicer or the Owner Trustee shall inform the other party and the Indenture Trustee and the Depositor promptly, in writing, upon the discovery of any breach pursuant to
Section 4.02, 4.05 or 4.06. Unless the breach shall have been cured by the last day of the Collection Period following such discovery, the Servicer shall purchase as of such last day any Receivable with respect to which such breach had occurred if such breach has a material and adverse effect on the interests of the Depositor or the Trust in and to such Receivable. If the Servicer takes any action during any Collection Period pursuant to Section 4.02 that impairs the rights of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders in any Receivable or as otherwise provided in Section 4.02, the

Servicer shall purchase such Receivable as of the last day of such Collection Period. In consideration of the purchase of any such Receivable pursuant to either of the two preceding sentences, the Servicer shall remit the Purchase Amount in the manner specified in Section 5.04. Subject to Section 7.02, the sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders with respect to a breach pursuant to
Section 4.02, 4.05 or 4.06 shall be to require the Servicer to purchase Receivables pursuant to this Section. Upon payment of such Purchase Amount, NAL shall have all right, title and interest in such Purchased Receivable and all proceeds thereof. The Owner Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section.

         SECTION 4.08. Servicing Fee. The Servicing Fee for a Distribution Date shall equal the product of (a) one-fourth, (b) the Servicing Fee Rate and (c) the Pool Balance as of the first day of the preceding Collection Period. The Servicer shall also be entitled to all late fees, prepayment charges (including, in the case of a Receivable that provides for payments according to the "Rule of 78s" and that is prepaid in full, the difference between the Principal Balance of such Receivable (plus accrued interest to the date of prepayment) and the principal balance of such Receivable computed according to the "Rule of 78s"), and other administrative fees or similar charges allowed by applicable law with respect to the Receivables, collected (from whatever source) on the Receivables, plus any reimbursement pursuant to the last paragraph of Section 7.02.

         SECTION 4.09. Servicer's Certificate. Not later than 11:00 a.m. (New York time) on the 10th day of each month, or if such 10th day is not a Business Day, the next succeeding Business Day, the Servicer shall deliver to the Owner Trustee, each Paying Agent, the Indenture Trustee, the Backup Servicer (in electronic media form acceptable to the Backup Servicer) and the Depositor, with a copy to the Rating Agency, a Servicer's Certificate substantially in the form attached hereto as Exhibit C setting forth the applicable information for each of the items set forth therein. Receivables to be purchased by the Servicer or by NAL shall be identified by the Servicer by account number with respect to such Receivable (as specified in Schedule A).

         SECTION 4.10. Annual Statement as to Compliance; Notice of Default. (a) The Servicer shall deliver to the Owner Trustee and the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 1998), an Officers' Certificate, dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such shorter period as shall have elapsed since the Closing Date) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The Indenture Trustee shall send a copy of such certificate and the report referred to in Section 4.11 to the Rating Agency. A copy of such certificate and the report referred to in Section 4.11 may be obtained by any Certificateholder or Noteholder by a request in writing to the Owner Trustee addressed to the Corporate Trust Office. Upon the telephone request of the Owner Trustee, the Indenture Trustee will promptly furnish the Owner Trustee with a list of Noteholders as of the date specified by the Owner Trustee.

         (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Backup Servicer and the Rating Agency, promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officers' Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 8.01.

         SECTION 4.11. Annual Independent Certified Public Accountants' Report. The Servicer shall cause a firm of independent certified public accountants, which may also render other services to the Servicer, the Depositor or their Affiliates, to deliver to the Owner Trustee and the Indenture Trustee on or before February 28 of each year beginning February 28, 1998, a report addressed to the Board of Directors of the Servicer, to the effect that such firm has examined the financial statements of the Servicer for the preceding twelve months or, in the case of the first such report, during such longer period that shall have elapsed since the Closing Date) and issued its report thereon and that such examination (a) was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (b) included tests relating to automotive loans serviced for others in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers (the "Program"), to the extent the procedures in such Program are applicable to the servicing obligations set forth in this Agreement; and (c) except as described in the report, disclosed no exceptions or errors in the records relating to automobile, light-duty truck and van loans serviced for others that, in the firm's opinion, paragraph four of such Program requires such firm to report.

         Such report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         SECTION 4.12. Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Certificateholders and Noteholders.

         SECTION 4.13. Appointment of Subservicer. The Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided, however, that the Rating Agency Condition shall have been satisfied in connection therewith; and provided, further, that the Servicer shall remain obligated and be liable to the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. The fees and expenses of the subservicer shall be as agreed between the Servicer and its subservicer from time to time, and none of the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders shall have any responsibility therefor.

         SECTION 4.14. Oversight of Servicing.

         (a) Commencing on the date of execution of this Agreement and continuing until the earlier of (i) the termination of the Trust created by the Trust Agreement and (ii) the appointment of the Backup Servicer as Servicer under this Agreement, the Servicer shall, on the last day of each calendar month, deliver to the Backup Servicer in the Computer Tape format acceptable to the Backup Servicer, such information as is necessary to permit the Backup Servicer to service the Receivables in accordance with the provisions of this Agreement. The Backup Servicer shall accept and store, but shall not be required to examine, such information. Upon notice that the Servicer has resigned or upon the removal of the Servicer under this Agreement, the Backup Servicer shall assume all responsibilities of the Servicer (or of Indenture Trustee or any other Person then acting as successor to such Servicer in accordance with Sections 8.01 and 8.02) under this Agreement within thirty days of such notice or removal. The Backup Servicer shall service the Receivables in accordance with provisions of this Agreement.

         (b) On the date that each Servicer's Certificate is delivered by the Servicer to the Owner Trustee and Indenture Trustee, the Servicer shall also deliver a Computer Tape containing detailed information with respect to the Receivables for the related Collection Period. The Backup Servicer shall determine that (i) the Servicer's Certificate appears on its face to be complete and (ii) that amounts credited to and withdrawn from the Trust Accounts and the balance of such Trust Accounts are the same as the amount set forth in such Servicer's Certificate. To the extent verifiable using the information contained in the Servicer's Certificate, the Backup Servicer shall calculate and check that the calculations made by the Servicer in the Servicer's Certificate are mathematically accurate.

         (c) In the event of any discrepancies or exceptions noted by the Backup Servicer in the Servicer's Certificate, the Backup Servicer shall, within three Business Days of its receipt of the Servicer's Certificate, notify the Servicer of such discrepancies or exceptions. The Servicer shall consult with the Backup Servicer and use its best efforts to ensure that such Servicer's Certificate is corrected, and that subsequent Servicer's Certificates are accurate. If such discrepancies or exceptions cannot be reconciled within 30 days, the Backup Servicer's interpretation shall prevail for all subsequent Distribution Dates.

         (d) The Backup Servicer will not be responsible for delays attributable to the Servicer's failure to deliver information, defects in the information supplied by Servicer or other circumstances beyond the control of the Backup Servicer.

         SECTION 4.15. Duties of Backup Servicer.

         (a) The Backup Servicer shall perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Backup Servicer.

         (b) In the absence of bad faith or negligence on its part, the Backup Servicer may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Backup Servicer and conforming to the requirements of this Agreement.

         (c) The Backup Servicer shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the repayment of such funds or adequate written indemnity against such risk or liability is not reasonably assured to it in writing prior to the expenditure or risk of such funds or incurrence of financial liability.

         (d) The Servicer shall indemnify, defend and hold harmless the Backup Servicer, its agents, officers, directors or employees from and against any claim, action, loss, damage, penalty, fine, cost, expense, or other liability, including court costs and reasonable attorney's fees and expenses, incurred as a result of its acts or omissions or its breach of its own representations made in this Agreement or the Backup Servicer's performance of its duties under this Agreement. The right of indemnification provided hereby shall survive the termination of this Agreement. The Servicer shall not be liable to the Backup Servicer, under this Section 4.15 or otherwise, for the improper acts, negligence or bad faith of the Backup Servicer.


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

                                    ARTICLE V

                 Trust Accounts; Distributions; Reserve Account;
                Statements to Certificateholders and Noteholders

         SECTION 5.01. Establishment of Trust Accounts. (a) (i) The Servicer, for the benefit of the Noteholders and the Certificateholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

                  (ii) The Servicer, for the benefit of the Noteholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

                  (iii) The Servicer, for the benefit of the Noteholders and the Certificateholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

                  (iv) The Servicer, for the benefit of the Noteholders and the Certificateholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Payahead Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

                  (v) The Servicer, for the benefit of the Noteholders, the Certificateholders and NAL, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Dealer Reserve Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders, the Certificateholders, the Depositor and NAL.

         (b) With respect to the Collection Account, the Note Distribution Account, the Reserve Account, the Payahead Account and the Dealer Reserve Amount (collectively the "Trust Accounts") funds on deposit in such Trust Accounts (other than the Note Distribution Account) shall be invested by the Indenture Trustee in Eligible Investments. All such Eligible Investments of the Trust Accounts shall be held by the Indenture Trustee for the benefit of the beneficiaries of such accounts; provided, that on each Payment Determination Date all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Trust Accounts (other than the Dealer

Reserve Account) shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Total Distribution Amount for the related Distribution Date. Investment income (net of losses and investment expenses) on the Dealer Reserve Account will be payable on each Distribution Date to the Depositor. Other than as permitted by the Rating Agency, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature not later than the Business Day immediately preceding the next Distribution Date. Funds deposited in a Trust Account on a day which immediately precedes a Distribution Date are not required to be invested overnight.

         (c) (i) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Owner Trust Estate. The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and the Certificateholders (and in the case of the Dealer Reserve Account, NAL), as the case may be. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account.

                  (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

                           (A) any Trust Account Property that is held in
                  deposit accounts shall be held solely in the Eligible Deposit Accounts, subject to the last sentence of Section 5.01(c)(i); and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

                           (B) any Trust Account Property that constitutes
                  Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Trustee;

                           (C) any Trust Account Property that is a book-entry
                  security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

                           (D) any Trust Account Property that is an
                  "uncertificated security" under Article VIII of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

         (iii) The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture
Trustee to carry out its duties under the Indenture.

         (d) The Servicer shall on or prior to each Distribution Date (and prior to deposits to the Note Distribution Account or the Certificate Distribution Account) transfer from the Collection Account to the Payahead Account an amount equal to the increase in the Payahead Balance as described in Section 5.03 received by the Servicer during the related Collection Period or, if the Payahead Balance decreased during such Collection Period, shall transfer an amount equal to the amount of such decrease from the Payahead Account to the Collection Account.

         (e) The Servicer shall withdraw from the Collection Account any amounts determined by the Servicer to have been remitted thereto in error.

         SECTION 5.02. Collections. The Servicer shall remit within two Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables) and all Liquidation Proceeds and Recoveries, both as collected during the Collection Period.

         SECTION 5.03. Application of Collections. All collections for the Collection Period shall be applied by the Servicer as follows:

                  With respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied first, in the case of Precomputed Receivables, to the Scheduled Payment and, in the case of Simple Interest Receivables, to interest and principal in accordance with the Simple Interest Method. With respect to Precomputed Receivables, any remaining excess shall be added to the

         Payahead Balance, and shall be applied to prepay the Precomputed Receivable (in reduction of the Payahead Balance as evidenced by a transfer of the net amount of such reduction from the Payahead Account to the Collection Account), but only if the sum of such excess and the previous Payahead Balance shall be sufficient to prepay the Receivable in full. Otherwise, any such remaining excess payments shall constitute a Payahead (as shall the accumulated amount of such excess on the Receivables as of the Cut-off Date) and shall increase the Payahead Balance. With respect to a Precomputed Receivable the related payment on behalf of which is less than the Scheduled Payment, amounts (to the extent of the related Payahead Balance) in respect of such deficiency will be transferred from the Payahead Account to the Collection Account in accordance with Section 5.01(d).

         SECTION 5.04. Additional Deposits. The Servicer and the Depositor shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables, and the Servicer shall deposit therein all amounts to be paid under Section 9.01. The Servicer will deposit the aggregate Purchase Amount with respect to Purchased Receivables in the Collection Account when such obligations are due.

         SECTION 5.05. Distributions. (a) On each Payment Determination Date, the Servicer shall calculate all amounts required to be deposited in the Note Distribution Account and the Certificate Distribution Account.

         (b) On each Distribution Date, the Servicer shall instruct the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on the related Payment Determination Date pursuant to
Section 4.09) to make the following deposits and distributions for receipt by the Servicer or deposit in the applicable account by 1:00 p.m. (New York time), to the extent of the Total Distribution Amount, in the following order of priority:

                  (i) on and after the Servicing Fee Commencement Date, to the Servicer, the Servicing Fee (and all unpaid Servicing Fees from prior Collection Periods);

                  (ii) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clause (i), the Noteholders' Interest Distributable Amount;

                  (iii) to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) and
         (ii), the Certificateholders' Interest Distributable Amount;

                  (iv) to the Note Distribution Account, from the Total

         Distribution Amount remaining after the application of clauses (i) through (iii), the Noteholders' Principal Distributable Amount;

                  (v) to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) through (iv), the Certificateholders' Principal Distributable Amount;

                  (vi) to the Reserve Account, the Total Distribution Amount remaining after application of clauses (i) through (v), as and to the extent provided in Section 5.06; and

                  (vii) to the Depositor, any remaining amount.

Notwithstanding that the Notes have been paid in full, the Indenture Trustee shall continue to maintain the Collection Account hereunder until the Certificate Balance is reduced to zero.

         SECTION 5.06. Reserve Account. (a) (i) On the Closing Date, the Owner Trustee will deposit, on behalf of the Depositor, the Reserve Account Initial Deposit into the Reserve Account from the net proceeds of the sale of the Notes and the Certificates.

                  (ii) If on a Distribution Date (i) the amount on deposit in the Reserve Account, after any withdrawals therefrom on or prior to such Distribution Date, is less than the Specified Reserve Account Balance, there shall be deposited into the Reserve Account on such Distribution Date pursuant to Section 5.05(b)(vi) the portion of the Total Distribution Amount on such Distribution Date remaining after payment of the Servicing Fee (on and after the Servicing Fee Commencement Date), the Noteholders' Interest Distributable Amount, the Certificateholders' Interest Distributable Amount, the Noteholders' Principal Distributable Amount and the Certificateholders' Principal Distributable Amount (such amount, the "Excess Spread") until the amount on deposit in the Reserve Account equals the Specified Reserve Account Balance for such Distribution Date or (ii) the amount on deposit in the Reserve Account, after any withdrawals therefrom on or prior to such Distribution Date, is less than the Trigger Event Reserve Account Balance and a Trigger Event has occurred and not terminated, there shall be deposited into the Reserve Account on such Distribution Date pursuant to Section 5.05(b)(vi) the Excess Spread, if any, for such Distribution Date until the amount on deposit in the Reserve Account equals the Trigger Event Reserve Account Balance.

         (b) Unless a Trigger Event has occurred and has not terminated, if the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits thereto or withdrawals therefrom on such Distribution

Date) is greater than the Specified Reserve Account Balance for such Distribution Date, the Servicer shall instruct the Indenture Trustee to distribute the amount of such excess to the Depositor. If a Trigger Event has occurred and has not terminated, if the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits thereto or withdrawals therefrom on such Distribution Date) is greater than the Trigger Event Reserve Account Balance for such Distribution date, the Servicer shall instruct the Indenture Trustee to distribute the amount of such excess to the Depositor.

         (c) In the event that the Noteholders' Interest Distributable Amount for a Distribution Date exceeds the amount deposited into the Note Distribution Account pursuant to Section 5.05(b)(ii) on such Distribution Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein, and deposit such amount into the Note Distribution Account on such Distribution Date.

         (d) In the event that the Certificateholders' Interest Distributable Amount for a Distribution Date exceeds the amount deposited into the Certificate Distribution Account pursuant to Section 5.05(b)(iii) on such Distribution Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph (c) above, and deposit such amount into the Certificate Distribution Account on such Distribution Date.

         (e) In the event that the Noteholders' Principal Distributable Amount for a Distribution Date exceeds the amount deposited into the Note Distribution Account pursuant to Section 5.05(b)(iv) on such Distribution Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs (c) and (d) above, and deposit such amount into the Note Distribution Account on such Distribution Date.

         (f) In the event that the Certificateholders' Principal Distributable Amount for a Distribution Date exceeds the amount deposited into the Certificate Distribution Account pursuant to Section 5.05(b)(v) on such Distribution Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs (c), (d) and (e) above, and deposit such amount into the Certificate Distribution Account on such Distribution Date.

         (g) Following the payment in full of the aggregate Outstanding Amount of the Notes and the Certificate Balance and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders and Certificateholders and the termination of the Trust, any amount remaining on deposit in the Reserve Account shall be distributed to the Depositor.

         (h) Upon any distribution to the Depositor of amounts from the Reserve Account in accordance with the terms hereof, neither the Noteholders nor the Certificateholders will have any rights in, or claims to, such amounts.

         SECTION 5.07. Statements to Certificateholders and Noteholders. (a) On or prior to each Distribution Date, the Servicer shall provide to the Indenture Trustee (with a copy to the Rating Agency and each Paying Agent) for the Indenture Trustee to forward to each Noteholder of record as of the most recent Record Date and to the Owner Trustee (with a copy to each Paying Agent) for the Owner Trustee to forward to each Certificateholder of record as of the most recent Record Date a statement substantially in the form of Exhibits A and B, respectively, setting forth at least the following information as to the Notes and the Certificates to the extent applicable:

                  (i) the amount of such distribution allocable to principal allocable to the Notes and to the Certificates;

                  (ii) the amount of such distribution allocable to interest allocable to the Notes and to the Certificates;

                  (iii) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

                  (iv) the Outstanding Amount of the Notes, the Note Pool Factor, the Certificate Balance and the Certificate Pool Factor as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under clause (i) above;

                  (v) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period;

                  (vi) the amount of aggregate Realized Losses, if any, with respect to the related Collection Period;

                  (vii) the aggregate Principal Balance of Receivables that are 30 to 59 days, 60 to 89 days and 90 days or more delinquent;

                  (viii) the Average Three Month Delinquency Ratio and the Cumulative Realized Loss Ratio of the last day of the related Collection Period;

                  (ix) the Noteholders' Interest Carryover Shortfall, the Noteholders' Principal Carryover Shortfall, the Certificateholders' Interest Carryover Shortfall and the Certificateholders' Principal Carryover Shortfall, if any, after giving effect to payments on such Distribution Date, and the changes in such amounts from the preceding statement;

                  (x) the aggregate Purchase Amounts for Receivables, if any, that were purchased by NAL or the Servicer during the related Collection Period;

                  (xi) the balance, if any, of the Reserve Account after giving effect to deposits and withdrawals to be made on such Distribution Date, and the change in such balance from the preceding statement; and

                  (xii) the aggregate Payahead Balance.

         Each amount set forth under clauses (i), (ii), (v) and (ix) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Certificate or Note, as applicable.

                  (b) On or prior to the 15th day of each month that is not a month in which a Distribution Date occurs and on or prior to each Distribution Date, the Indenture Trustee shall forward to each Noteholder of record and the Owner Trustee shall forward to each Certificateholder of record the Servicer's Certificate provided to it pursuant to Section 4.09 (except that on any Distribution Date information otherwise provided to such holder pursuant to clause (a) of this Section 5.08 need not have been included in such certificate).

         SECTION 5.08. Transfer of the Notes. In the event any Holder of the Notes shall wish to transfer such Note, the Servicer shall provide to such Holder and any prospective transferee designated by such Holder information regarding the Notes and the Receivables and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Note without registration thereof under the Securities Act of 1933, as amended, pursuant to the exemption from registration provided by Rule 144A.

         SECTION 5.09. Dealer Reserve Account. (a) On the Closing Date, the Owner Trustee will deposit, on behalf of the Depositor, an amount equal to $106,819.17 into the Dealer Reserve Account.

         (b) On each Distribution Date, the Servicer shall be entitled to withdraw from the Dealer Reserve Account for payment to NAL, an amount equal to the amount payable or paid by NAL to Dealers (other than SFI and AA) during the related Collection Period in respect of dealer reserves on the Receivables and amounts to which NAL may be entitled from such dealer reserves under NAL's agreements with such Dealers. After payment in full, or the provision for such payment, of all amounts payable to Dealers (other than SFI and AA) in respect of dealer reserves on the Receivables, any funds remaining on deposit in the Dealer Reserve Account will be paid to the Depositor. Amounts on deposit in the Dealer

Reserve Account will not be available to make payments on the Securities or for any other purpose other than that set forth above in this clause (b).

         SECTION 5.10. Backup Servicer Account. (a) The Servicer, for the benefit of the Backup Servicer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Backup Servicer Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Backup Servicer. The Backup Servicer Account shall not be an asset of the Trust.

         (b) On the Closing Date, the Depositor will deposit an amount equal to $136,940.00 into the Backup Servicer Account.

         (c) Funds on deposit in the Backup Servicer Account shall be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments described in clause (d) of the definition thereof that will mature not later than 30 days.

         (d) Funds on deposit in the Backup Servicer Account shall be used solely to reimburse the Backup Servicer for its expenses relating to its appointment as successor Servicer pursuant to Section 8.01 or 8.02. Amounts on deposit in the Backup Servicer Account will not be available to make payments on the Securities or for any other purpose other than that set forth in this clause (d).

         (e) Following the payment in full of (i) all amounts described under subsection (d) hereof and (ii) the aggregate Outstanding Amount of the Notes and the Certificate Balance and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders and Certificateholders and the termination of the Trust, any amount remaining on deposit in the Backup Servicer Account shall be distributed to the Depositor.


                                   ARTICLE VI

                                  The Depositor

         SECTION 6.01. Representations of Depositor. The Depositor makes the following representations on which the Issuer relies in acquiring the Receivables and issuing the Notes and the Certificates. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire and own the Receivables.

         (b) Due Qualification. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications.

         (c) Power and Authority. The Depositor has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

         (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Depositor enforceable in accordance with its terms.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); or violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

         (f) No Proceedings. There are no proceedings or investigations pending, or to the Depositor's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, the Receivables Purchase Agreement, the Indenture or any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Receivables Purchase Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, the Receivables Purchase Agreement, the

Indenture, any of the other Basic Documents, the Notes or the Certificates or
(iv) which might adversely affect the federal or state income tax attributes of the Notes or the Certificates.

         (g) Principal Place of Business. The principal place of business and chief executive office of the Depositor are located at the place set forth in
Section 10.03(a) and such location has not changed since the date the Depositor was incorporated.

         (h) Use of Names. The legal name of the Depositor is the name used by it in this Agreement and the Depositor has not changed its name since the date of its incorporation and does not have trade names, fictitious names, assumed names or "doing business" names.

         (i) Solvency. The Depositor is solvent and will not become insolvent after giving effect to the transactions contemplated in this Agreement; the Depositor is paying its debts, if any, as they become due; the Depositor, after giving effect to the transactions contemplated in this Agreement, will have adequate capital to conduct its business.

         SECTION 6.02. Corporate Existence. (a) During the term of this Agreement, the Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

         (b) During the term of this Agreement, the Depositor shall observe the applicable legal requirements for the recognition of the Depositor as a legal entity separate and apart from its Affiliates, including the following:

                  (i) the Depositor shall maintain corporate records and books of account separate from those of its Affiliates;

                  (ii) except as otherwise provided in this Agreement, the Depositor shall not commingle its assets and funds with those of its Affiliates;

                  (iii) the Depositor shall hold such appropriate meetings of its board of directors as are necessary to authorize all the Depositor's corporate actions required by law to be authorized by the board of directors, shall keep minutes of such meetings and of meetings of its stockholder(s) and observe all other customary corporate formalities (and any successor Depositor not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

                  (iv) the Depositor shall at all times hold itself out to the public under the Depositor's own name as a legal entity separate and distinct from its Affiliates;

                  (v) all transactions and dealings between the Depositor and its Affiliates will be conducted on an arm's-length basis;

                  (vi) except as provided for by the Basic Documents, the Depositor shall not utilize NAL as its agent and shall not agree to act as the agent of any other Person; and

                  (vii) the Depositor shall at all times have at least one director that is an "Independent Director" as such term is defined in the certificate of incorporation.

         SECTION 6.03. Liability of Depositor; Indemnities. (a) The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement.

         (b) The Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any loss, liability or expense incurred by reason of (i) the Depositor's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Depositor's or the Issuer's violation of federal or state securities laws in connection with the offering and sale of the Notes and the Certificates.

         Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest.

         SECTION 6.04. Merger or Consolidation of, or Assumption of the Obligations of, Depositor. Any Person (a) into which the Depositor may be merged or consolidated, (b) which may result from any merger or consolidation to which the Depositor shall be a party or (c) which may succeed to the properties and assets of the Depositor substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under this Agreement, shall be the successor to the Depositor hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.01 shall have been breached and no Servicer Default, and no event that, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Depositor shall have delivered to the Owner Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) the Depositor shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and Indenture Trustee, respectively, in the Receivables and reciting the details of such filings, or (B) no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clause (a), (b) or (c) above.

         SECTION 6.05. Limitation on Liability of Depositor and Others. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement and that in its opinion may involve it in any expense or liability.

         SECTION 6.06. Depositor May Own Certificates or Notes. The Depositor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any Basic Document.

         SECTION 6.07. Sale of Receivables. The Depositor shall take no actions inconsistent with the Trust's ownership of the Receivables. The Depositor shall promptly respond to any third-party inquiries regarding the Receivables by indicating that ownership thereof has been transferred to the Trust.

                                   ARTICLE VII

                          The Servicer; Backup Servicer

         SECTION 7.01. Representations of Servicer. The Servicer makes the following representations on which the Issuer relies in acquiring the Receivables and issuing the Notes and the Certificates. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         (a) Organization and Good Standing. The Servicer is duly organized and validly existing as a corporation in good standing under the laws of the state of its incorporation, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire, own, sell and service the Receivables.

         (b) Due Qualification. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) shall require such qualifications.

         (c) Power and Authority. The Servicer has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Servicer by all necessary corporate action.

         (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement or other instrument to which the Servicer is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); or violate any law or any order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties.

         (f) No Proceedings. There are no proceedings or investigations pending or, to the Servicer's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement, the Receivables Purchase Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Receivables Purchase Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Receivables Purchase Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or
(iv) relating to the Servicer and which might adversely affect the federal or state income tax attributes of the Notes or the Certificates.

         (g) No Insolvent Obligors. As of the Cutoff Date, no Obligor on a Receivable is shown on the Receivable Files as the subject of a bankruptcy proceeding.

         SECTION 7.02. Indemnities of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement:

         (a) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Backup Servicer, the Noteholders, the Certificateholders, and the Depositor, their respective officers, directors, employees and agents from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

         (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Backup Servicer and the Depositor and their respective officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the Basic Documents, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Issuer or the issuance and original sale of the Certificates and the Notes, or asserted with respect to ownership of the Receivables, or federal or other income taxes arising out of distributions on or transfers of the Certificates or the Notes) and costs and expenses in defending against the same.

         (c) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Backup Servicer, the Depositor, the Certificateholders and the Noteholders and their respective officers, directors, employees and agents from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

         (d) The Servicer shall indemnify, defend and hold harmless the Owner Trustee and the Indenture Trustee and their respective officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and in the Trust Agreement contained, in the case of the Owner Trustee, and in the Indenture contained, in the case of the Indenture Trustee, except to the extent that such cost, expense, loss, claim, damage or liability: (i) in the case of the Owner Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee or, in the case of the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Indenture Trustee; or (ii) in the case of the Owner Trustee, shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement.

         (e) The Servicer shall pay any and all taxes levied or assessed upon all or any part of the Owner Trust Estate.

         For purposes of this Section, in the event of the termination of the rights and obligations of NAL (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.01, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.02.

         Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

         SECTION 7.03. Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any Person (a) into which the Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party, (c) which may succeed to the properties and assets of the Servicer substantially as a whole or (d) with respect to the Servicer's obligations hereunder, which is a corporation 50% or more of the voting stock of which is owned, directly or indirectly, by NAL, which Person executed an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no Servicer Default and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) immediately after giving effect to such transaction, the successor to the Servicer shall become the Administrator under the Administration Agreement in accordance with Section 8 of such Agreement and (v) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee, respectively, in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii), (iv) and (v) above shall be conditions to the consummation of the transactions referred to in clause (a), (b) or (c) above.

         SECTION 7.04. Limitation on Liability of Servicer and Others. Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

         Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the Basic Documents and the rights and duties of the parties to this Agreement and the Basic Documents and the interests of the Certificateholders under the Trust Agreement and the Noteholders under the Indenture.

         SECTION 7.05. NAL Not To Resign as Servicer. Subject to the provisions of Section 7.03, NAL shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of NAL shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Servicer shall (i) have assumed the responsibilities and obligations of NAL in accordance with
Section 8.02 and (ii) have become the Administrator under the Administration Agreement in accordance with Section 8 of such Agreement.

         SECTION 7.06. Representations of Backup Servicer. The Backup Servicer makes the following representations on which the Issuer relies in acquiring the Receivables and issuing the Notes and the Certificates. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         (a) Organization and Good Standing. The Backup Servicer is duly organized and validly existing as a New York banking corporation in good standing under the laws of the state of its incorporation, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire, own, sell and service the Receivables.

         (b) Due Qualification. The Backup Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) shall require such qualifications.

         (c) Power and Authority. The Backup Servicer has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Backup Servicer by all necessary corporate action.

         (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Backup Servicer enforceable in accordance with its terms.

         SECTION 7.07. Merger or Consolidation of, or Assumption of the Obligations of, Backup Servicer. Any Person (a) into which the Backup Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Backup Servicer shall be a party, (c) which may succeed to the properties and assets of the Backup Servicer substantially as a whole or (d) with respect to the Backup Servicer's obligations hereunder, shall be the successor to the Backup Servicer under this Agreement without further act on the part of any of the parties to this Agreement.

         SECTION 7.08. Resignation as Backup Servicer. Subject to the provisions of Section 7.07, the Backup Servicer may resign or the Servicer may remove the Backup Servicer upon 30 days' written notice to the Indenture Trustee, the Owner Trustee, the Backup Servicer (in the case of a removal of the Backup Servicer) and the Servicer (in the case of a resignation of the Backup Servicer). Upon such resignation or removal, the Servicer shall appoint a successor Backup Servicer; provided, however, that no such resignation or removal shall become effective unless and until a successor reasonably acceptable to the Servicer and the Owner Trustee shall have assumed the responsibilities and obligations of the Backup Servicer and the Rating Agency Condition shall have been satisfied in connection therewith; provided, further, that if the Backup Servicer shall have resigned after its determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law as evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee, then, in the event a successor Backup Servicer is not appointed within 30 days after such a resignation, the Backup Servicer may petition a court for its removal.


                                  ARTICLE VIII

                                     Default

         SECTION 8.01. Servicer Default. If any one of the following events (a "Servicer Default") shall occur and be continuing:

         (a) any failure by the Servicer to deliver or cause to be delivered to the Owner Trustee or the Indenture Trustee, as applicable, for deposit in any of the Trust Accounts or the Certificate Distribution Account any required payment or to direct the Owner Trustee or the Indenture Trustee, as applicable, to make any required distributions therefrom, which failure continues unremedied for a period of five Business Days after discovery of such failure by an officer of the Servicer, or after the date on which written notice of such failure shall have been given (A) to the Servicer by the Owner Trustee or the Indenture Trustee, as applicable, or (B) to the Servicer, and to the Owner Trustee and the Indenture Trustee, as applicable, by the Holders of Notes, evidencing not less than 25% of the Outstanding Amount of the Notes or, if the Notes have been paid in full, by Holders of Certificates evidencing not less than 25% of the outstanding Certificate Balance; or

         (b) failure by the Servicer duly to observe or to perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of Certificateholders or Noteholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given
(A) to the Servicer by the Owner Trustee or the Indenture Trustee or (B) to the Servicer, and to the Owner Trustee and the Indenture Trustee by the Holders of Notes or Certificates, as applicable, evidencing not less than 25% of the Outstanding Amount of the Notes or 25% of the outstanding Certificate
Balance; or

         (c) the occurrence of an Insolvency Event with respect to the Servicer;

then, and in each and every case, so long as the Servicer Default shall not have been remedied, either the Indenture Trustee or the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by notice then given in writing to the Servicer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 7.02 hereof) of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Receivables or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Servicer as may be appointed under Section 8.02; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer, the Indenture Trustee and the Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to any Receivable. All reasonable costs and expenses (including, without limitation, attorneys' fees and any expenses relating to the conversion of computer files) incurred in connection with transferring the Receivable Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. If the Backup Servicer is appointed the successor Servicer hereunder, the Indenture Trustee shall reimburse the Backup Servicer for its expenses relating to such appointment from funds on deposit in the Backup Servicer Account. Upon receipt of notice of the occurrence of a Servicer Default, the Owner Trustee shall give notice thereof to the Rating Agency.

         SECTION 8.02. Appointment of Successor. (a) Upon the Servicer's receipt of notice of termination pursuant to Section 8.01 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (i) the date 45 days from the delivery to the Owner Trustee, the Indenture Trustee and the Backup Servicer of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (ii) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer's termination hereunder, the Indenture Trustee shall appoint a successor Servicer, and the successor Servicer shall accept its appointment (including its appointment as Administrator under the Administration Agreement as set forth in Section 8.02(b)) by a written assumption in form acceptable to the Owner Trustee and the Indenture Trustee. If the Indenture Trustee appoints the Backup Servicer as successor Servicer in accordance with
Section 7.03 or 8.01 (after confirmation from the Rating Agency that such appointment will not result in the withdrawal or downgrade of the then current ratings of the Notes and the Certificates), the Backup Servicer shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the Backup Servicer shall not be liable for any acts or omissions of the Servicer occurring prior to such succession or for any breach by the Servicer of any of its representations and warranties contained herein or in any related document or agreement. Notwithstanding the above, if the Backup Servicer is legally unable or unwilling to act as Servicer, the Indenture Trustee will appoint a successor Servicer to act as Servicer, the effectiveness of which appointment shall be subject to confirmation from the Rating Agency that such appointment will not result in the withdrawal or downgrade of the then current ratings of the Notes and the Certificates. As compensation for acting as successor Servicer, the Backup Servicer shall be entitled to receive the Servicing Fee. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Servicer and the Indenture Trustee shall be entitled to the Servicing Fee. Notwithstanding the above, the Indenture Trustee shall, if it shall be legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution, having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of automotive receivables, as the successor to the Servicer under this Agreement.

         (b) Upon appointment, the successor Servicer (including the Indenture Trustee acting as successor Servicer) shall (i) be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement and (ii) become the Administrator under the Administration Agreement in accordance with Section 8 of such Agreement.

         (c) The Servicer may not resign unless it is prohibited from serving as such by law.

         SECTION 8.03. Notification to Noteholders and Certificate holders. Upon any termination of, or appointment of a successor to the Servicer pursuant to this Article VIII, the Owner Trustee shall give prompt written notice thereof to Certificateholders, and the Indenture Trustee shall give prompt written notice thereof to Noteholders and the Rating Agency.

         SECTION 8.04. Waiver of Past Defaults. The Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes or the Holders of Certificates evidencing not less than a majority of the outstanding Certificate Balance (in the case of any default which does not adversely affect the Indenture Trustee or the Noteholders) may, on behalf of all Noteholders and Certificateholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement or in respect of a covenant or the Servicer or provision herein that cannot be waived without the consent of each Securityholder (which event the related waiver will require the approval of the Holders of all Securities). Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.


                                   ARTICLE IX

                                   Termination

         SECTION 9.01. Optional Purchase of All Receivables. (a) As of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 5% or less of the Original Pool Balance, the Servicer shall have the option to purchase the Owner Trust Estate, other than the Trust Accounts and the Certificate Distribution Account. To exercise such option, the Servicer shall deposit pursuant to Section 5.04 in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables (including defaulted Receivables), plus the appraised value of any such other property held by the Trust other than the Trust Accounts and the Certificate Distribution Account, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Owner Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust. Notwithstanding the foregoing, the Servicer shall not be permitted to exercise such option unless the amount to be deposited in the Collection Account pursuant to the preceding sentence is greater than or equal to the sum of the Outstanding Amount of the Notes and the Certificate Balance and all accrued but unpaid interest (including any overdue interest) thereon to and including the last day of the Collection Period immediately preceding the redemption date.

         (b) Upon any sale of the assets of the Trust pursuant to Section 9.02 of the Trust Agreement, the Servicer shall instruct the Indenture Trustee to deposit the proceeds from such sale after all payments and reserves therefrom have been made (the "Insolvency Proceeds") in the Collection Account. On the Distribution Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Distribution Date, on the Distribution Date immediately following such deposit), the Servicer shall instruct the Indenture Trustee to make the following deposits (after the application on such Distribution Date of the Total Distribution Amount and funds on deposit in the Reserve Account pursuant to Sections 5.05 and 5.06) from the Insolvency Proceeds and any funds remaining on deposit in the Reserve Account

(including the proceeds of any sale of investments therein as described in the following sentence):

                  (i) to the Note Distribution Account, any portion of the Noteholders' Interest Distributable Amount not otherwise deposited into the Note Distribution Account on such Distribution Date;

                  (ii) to the Certificate Distribution Account, any portion of the Certificateholders' Interest Distributable Amount not otherwise deposited into the Certificate Distribution Account on such Distribution Date;

                  (iii) to the Note Distribution Account, the Outstanding Amount of the Notes (after giving effect to the reduction in the Outstanding Amount of the Notes to result from the deposits made in the Note Distribution Account on such Distribution Date and on prior Distribution Dates); and

                  (iv) to the Certificate Distribution Account, the Certificate Balance (after giving effect to the reduction in the Certificate Balance to result from the deposits made in the Certificate Distribution Account on such Distribution Date and on prior Distribution Dates).

Any investments on deposit in the Reserve Account or Note Distribution Account which will not mature on or before such Distribution Date shall be sold by the Indenture Trustee at such time as will result in the Indenture Trustee receiving the proceeds from such sale not later than the Payment Determination Date preceding such Distribution Date. Any Insolvency Proceeds remaining after the deposits described above shall be paid to the Depositor.

         (c) As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

         (d) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement.


                                    ARTICLE X

                                  Miscellaneous

         SECTION 10.01. Amendment. This Agreement may be amended by the Depositor, the Servicer and the Issuer, with the consent of the Indenture Trustee, but without the consent of any of the Noteholders or the

Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

         This Agreement may also be amended from time to time by the Depositor, the Servicer and the Issuer, with the consent of the Indenture Trustee, the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders (as defined in the Trust Agreement) of outstanding Certificates evidencing not less than a majority of the outstanding Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Holders (as defined in the Trust Agreement) of all the outstanding Certificates.

         Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and the Rating Agency.

         It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 10.02(i)(1). The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise. No amendment to this Agreement will have any effect on the rights and obligations of the Backup Servicer hereunder unless the Backup Servicer shall consent thereto in writing.

         SECTION 10.02. Protection of Title to Trust. (a) The Depositor shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and of the Indenture Trustee in the Receivables and in the proceeds thereof. The Depositor shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Neither the Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c) Each of the Depositor and the Servicer shall have an obligation to give the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

         (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account and the Payahead Account in respect of such Receivable.

         (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Issuer and the Indenture Trustee in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

         (f) If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

         (g) The Servicer shall permit the Indenture Trustee, the Backup Servicer and their agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable.

         (h) Upon request, the Servicer shall furnish to the Owner Trustee or to the Indenture Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

         (i) The Servicer shall deliver to the Owner Trustee and the Indenture
Trustee:

                  (1) promptly after the execution and delivery of this Agreement and of each amendment hereto, an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest; and

                  (2) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Closing Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

Each Opinion of Counsel referred to in clause (1) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

         SECTION 10.03. Notices. All demands, notices, communications and instructions upon or to the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee or the Rating Agency under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to NAL Acceptance Corporation, 500 Cypress Creek Road West, Suite 590, Fort Lauderdale, Florida 33309, Telephone: 954-958-3591; Fax: 954-938-8209,
Attention: Dennis LaVigne, (b) in the case of the Servicer, to NAL Acceptance Corporation, 500 Cypress Road West, Suite 590, Fort Lauderdale, Florida 33309,
(c) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office (as defined in the Trust Agreement), (d) in the case of the Indenture Trustee or Backup Servicer, at the Corporate Trust Office, (e) in the case of the Rating Agency, to Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         SECTION 10.04. Assignment by the Depositor or the Servicer. Notwithstanding anything to the contrary contained herein, except as provided in the remainder of this Section, as provided in Sections 6.04 and 7.03 herein and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer.

         SECTION 10.05. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Depositor, the Servicer, the Backup Servicer, the Issuer, the Owner Trustee, the Certificateholders, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 10.06. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 10.07. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 10.08. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 10.09. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         SECTION 10.10. Assignment by Issuer. The Depositor and the Servicer hereby acknowledge and consent to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables and the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

         SECTION 10.11. Nonpetition Covenants. (a) Notwithstanding any prior termination of this Agreement, the Servicer, the Backup Servicer and the Depositor shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer or the Depositor, acquiesce, petition or otherwise invoke or cause the Issuer or the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Depositor.

         SECTION 10.12. Limitation of Liability of Owner Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the

Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by Bankers Trust Company, not in its individual capacity but solely as Indenture Trustee and in no event shall Bankers Trust Company have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                       NAL AUTO TRUST 1997-1

                                       By:   WILMINGTON TRUST COMPANY, not in
                                             its individual capacity but solely
                                             as Owner Trustee on behalf of the
                                             Trust


                                       By:
                                             ---------------------------------
                                             Name:  Emmett R. Harmon
                                             Title:  Vice President

                                       AUTORICS II, Inc.,
                                       Depositor

                                       By:
                                             ---------------------------------
                                             Name:   Dennis LaVigne
                                             Title:  Vice President

                                       NAL ACCEPTANCE CORPORATION, Servicer


                                       By:
                                             ---------------------------------
                                             Name:   Dennis LaVigne
                                             Title:  Vice President

                                       BANKERS TRUST COMPANY, Backup
                                         Servicer

                                       By:
                                             ---------------------------------
                                             Name:
                                             Title:


Acknowledged and accepted as of the day and year first above written:

BANKERS TRUST COMPANY,
not in its individual capacity
but solely as Indenture Trustee

By:
      ---------------------------------
      Name:
      Title:

                                                                     SCHEDULE A

                             Schedule of Receivables

                                                                      EXHIBIT A

NAL Acceptance Corporation
NAL Auto Trust 1997-1 Distribution Date Statement to Noteholders

--------------------------------------------------------------------------------

Principal Distribution Amount
($                per $1,000 original principal amount)


Interest Distribution Amount
($                per $1,000 original principal amount)


Pool Balance

Note Balance


Note Pool Factor


Certificate Balance

Servicing Fee
Servicing Fee Per $1,000 original principal amount

Realized Losses
Noteholders' Interest Carryover Shortfall per $1,000 original principal amount

Noteholders' Principal Carryover Shortfall per $1,000 original principal amount

Purchase Amounts

Reserve Account Balance

Payahead Balance

Average Three Month Delinquency Ratio
Cumulative Realized Loss Ratio
Delinquency Trigger Event           [YES]   [NO]
Loss Trigger Event                  [YES]   [NO]

Delinquent Receivables
                 30 days
                 60 days
                 90 days

                                                                      EXHIBIT B


NAL Acceptance Corporation
NAL Auto Trust 1997-1 Distribution Date Statement to
Certificateholders

--------------------------------------------------------------------------------

Principal Distribution Amount
Principal Per $1,000 Initial Certificate Balance

Interest Distribution Amount
Interest Per $1,000 Initial Certificate Balance

Pool Balance

Note Balance

Note Pool Factor

Certificate Balance

Certificate Pool Factor

Servicing Fee
Servicing Fee Per $1,000 Initial Certificate Balance

Realized Losses

Noteholders' Interest Carryover Shortfall per $1,000 original
Note principal amount

Noteholders' Principal Carryover Shortfall per $1,000 original
Note principal amount

Certificateholders' Interest Carryover Shortfall per $1,000
Initial Certificate Balance

Certificateholders' Principal Carryover Shortfall per $1,000
Initial Certificate Balance

Purchase Amounts

Reserve Account Balance

Payahead Balance

Average Three Month Delinquency Ratio
Cumulative Realized Loss Ratio
Delinquency Trigger Event           [YES]   [NO]
Loss Trigger Event                  [YES]   [NO]

Delinquent Receivables
                 30 days
                 60 days
                 90 days
-------------------------------------------------------------------------------

                                                                      EXHIBIT C

                         Form of Servicer's Certificate

                           NAL Acceptance Corporation

             NAL Auto Trust 1997-1 Monthly Servicer's Certificate(1)


[___________, 199__]

Dates Covered:    From & Incl. _____ To & Incl. _______

I.               Collections
Principal Payments Received............................................... $
Interest Payments Received................................................ $
Liquidation Proceeds...................................................... $
Recoveries on Previously Liquidated Receivables........................... $
Aggregate Purchase Amount for Purchased Receivables....................... $
   Amount Attributable to Interest........................................ $
   Amount Attributable to Principal ...................................... $
Investment Earnings....................................................... $
Total Collections......................................................... $


II.      Distributions*
                  Total Required Principal Reduction of the Securities $ Principal Distribution Amount
                  Notes ($_________ per $1,000 original principal amount) Certificates ($____ per $1,000 original principal amount)
         Interest Distribution Amount
                  Notes ($_________ per $1,000 original principal amount) Certificates ($_________ per $1,000 original principal amount)
         Total Distributable Amount
                  Notes ($_________ per $1,000 original principal amount) Certificates ($_________ per $1,000 original principal amount)

-------------------
(1)      Items that are marked with an * will be delivered quarterly.

         Additional Required Distributions
                  Servicing Fee(1)............................................ $
                  Deposit to the Reserve Account.............................. $
         Reserve Account
                  Withdrawals for this Distribution Date...................... $
                  Cumulative Withdrawals...................................... $


III.     Payahead Account Information
                  Beginning Period Balance.................................... $
                  Amounts Deposited into Payahead Account..................... $
                  Amounts Withdrawn from Payahead Account..................... $
                  Ending Balance.............................................. $

IV.      Pool Balance and Portfolio Information
                                                       Beginning         End
                                                       of Period      of Period
                  Pool Balance.............................$              $
                  Note Balance*............................$              $
                  Note Pool Factor* .......................
                  Certificate Balance*.....................$              $
                  Certificate Pool Factor*.................

                  Remaining Number of Receivables..........
                  Weighted Average A/R.....................
                  Weighted Average Remaining Term..........


V.       Reconciliation of the Reserve Account
                  Beginning Balance........................$
                  Withdrawals from Reserve Account.........$
                  Amounts Available for Deposit
                     to Reserve Account....................$
                  Specified Reserve Account Balance........$
                  Amounts Deposited to Reserve Account.....$
                  Ending Balance...........................$

--------
1         On or after the Servicing Fee Commencement Date.

VI.      Loss and Delinquency Report Activity
                  Realized Losses for Collection Period....$
                  Liquidated Receivables
                          Aggregate Principal Balance......$
                          Liquidation Proceeds.............$
                          Recoveries on Previously
                            Liquidated Receivables.........$
                          Cumulative Realized Losses.......$
                  Delinquency
                    30-59 days
                          Principal Amount.................$
                          Number of Receivables............

                    60-89 days
                          Principal Amount.................$
                          Number of Receivables............

                    90 days or more
                          Principal Amount.................$
                          Number of Receivables............

                    Total Amount
                          Principal Amount.................$
                          Number of Receivables............


VII.  Original Deal Parameter Inputs

         Aggregate Principal Balance of the
           Receivables as of the Cutoff Date...............$
         Weighted Average APR of the Receivables
           as of the Cutoff Date...........................    %
         Weighted Average Remaining Term of the
           Receivables as of the Cutoff Date...............    months
         Number of Receivables.............................
         Initial Reserve Account Balance...................$

                                                                      EXHIBIT D

                           NAL ACCEPTANCE CORPORATION

                              CREDIT FILE CONTENTS
                                 LOAN AND LEASE
                              (RIGHT SIDE OF FILE)


                                               RISK
NAME:_____________________________             CODE:___________________________________            ACCOUNT #:_____________________



==================================================================================================================================
 (X)                                                                                                  (X)
UNDER        EXCEPTIONS             INT        DOCUMENTATION                                         AUDIT         COMMENTS
==================================================================================================================================
                                               Application
----------------------------------------------------------------------------------------------------------------------------------
                                               Credit Report
----------------------------------------------------------------------------------------------------------------------------------
                                               Explanation
                                               Derogatory Credit
----------------------------------------------------------------------------------------------------------------------------------
                                               Credit Decision Notification
----------------------------------------------------------------------------------------------------------------------------------
                                               Investigation Work
                                               A) Home Address Verified
                                               B) Employment Verified
----------------------------------------------------------------------------------------------------------------------------------
                                               1040's/W-2/Paystubs
----------------------------------------------------------------------------------------------------------------------------------
                                               Current Telephone Bill in
                                               Applicant's Name and Address
----------------------------------------------------------------------------------------------------------------------------------
                                               Reference Sheet (5 included)
----------------------------------------------------------------------------------------------------------------------------------
                                               Other Stips - Specify
----------------------------------------------------------------------------------------------------------------------------------
                                               Insurance Confirmation
                                               by NAL Insurance Dept.
----------------------------------------------------------------------------------------------------------------------------------
                                               Loan/Lease Worksheet
----------------------------------------------------------------------------------------------------------------------------------
                                               Copy of Funding Check
----------------------------------------------------------------------------------------------------------------------------------
                                               Collections/Other
                                               Correspondence
----------------------------------------------------------------------------------------------------------------------------------
                                               Approved Dealer
----------------------------------------------------------------------------------------------------------------------------------
                                               GE Approval
----------------------------------------------------------------------------------------------------------------------------------

------------------------------             -----------------------------------
Signature - Funder                         Date

------------------------------             -----------------------------------
Signature - Auditor                        Date


NAME:_____________________________             CODE:___________________________________            ACCOUNT #:_____________________


==================================================================================================================================
 (X)                                                                                                  (X)
UNDER        EXCEPTIONS             INT       DOCUMENTATION                                          AUDIT         COMMENTS
==================================================================================================================================
                                              Contract:
                                              A) Trade-In/Down Payment
                                              B) Note Rate
                                              C) Term
                                              D) Monthly Payment
                                              E) Add's Approved
                                              F) Dealer Advance Per Approval
----------------------------------------------------------------------------------------------------------------------------------
                                              Original Assignment
----------------------------------------------------------------------------------------------------------------------------------
                                              Copy of Application for
                                              Certificate of Title
----------------------------------------------------------------------------------------------------------------------------------
                                              Certificate of Origin (MSO)(New)
                                              Copy of Title (Used)
----------------------------------------------------------------------------------------------------------------------------------
                                              Lien Guarantee/
                                              Lien Registration
----------------------------------------------------------------------------------------------------------------------------------
                                              Bill of Sale /
                                              Buyer's Order Signed
----------------------------------------------------------------------------------------------------------------------------------
                                              Manufacturers Invoice (New)
----------------------------------------------------------------------------------------------------------------------------------
                                              Copy Black Book /
   0                                          NADA Valuation
----------------------------------------------------------------------------------------------------------------------------------
                                              Odometer Statement (Used)
----------------------------------------------------------------------------------------------------------------------------------
                                              Photocopy of Driver's License
----------------------------------------------------------------------------------------------------------------------------------
                                              Add's Documentation
---------------------------------------------------------------------------------------------------------------------------------
                                              Notice to Cosigner
----------------------------------------------------------------------------------------------------------------------------------
                                              Signed Disclosure Form for
                                              A & H Insurance (if applicable)
----------------------------------------------------------------------------------------------------------------------------------
                                              Customer Phone Interview
                                              Correspondence
----------------------------------------------------------------------------------------------------------------------------------


------------------------------             -----------------------------------
Signature - Funder                         Date

------------------------------             -----------------------------------
Signature - Auditor                        Date

                                                                      EXHIBIT E

                               Form of Assignment

         Reference is made to the Sale and Servicing Agreement dated as of March 1, 1997 (the "Sale and Servicing Agreement") among NAL Auto Trust 1997-1, Autorics II, Inc. ("Autorics II"), NAL Acceptance Corporation ("NAL") and Bankers Trust Company. All capitalized terms used herein without definition shall have the respective meanings specified in the Sale and Servicing Agreement.

         [NAL] [Autorics, Inc.] [Autorics II] hereby assigns to ____________, for which the Custodian is acting as custodian and bailee under the terms of the Custodial Agreement all right, title and interest of [NAL] [Autorics, Inc.] [Autorics II] in and to (but none of [NAL] [Autorics, Inc.] [Autorics II]'s obligations with respect to):

         (1) the Receivables and all moneys received thereon on and after the Cutoff Date plus all Payaheads as of the Cutoff Date;

         (2) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables, any other right to realize upon property securing a Receivable and any other interest of [NAL] [Autorics, Inc.] [Autorics II] in such Financed Vehicles including [NAL] [Autorics, Inc.] [Autorics II]'s right, title and interest in the lien on the Financed Vehicles in the name of the Depositor's agent, Autorics, Inc., NAL or SFI;

         (3) any proceeds with respect to the Receivables from claims on any Insurance Policies relating to Financed Vehicles or Obligors;

         (4) proceeds of any recourse (but none of the obligations) to Dealers on Receivables;

         (5) any Financed Vehicle that shall have secured a Receivable and shall have been acquired by or on behalf of the Seller, the Depositor, the Servicer, or the Trust;

         (6) the Receivable Files;

         (7) all right, title and interest of [Autorics, Inc.] [Autorics II] under the Receivables Purchase Agreement, including, without limitation, the right of [Autorics, Inc.] [Autorics II] to cause NAL to purchase Receivables under certain circumstances;

         (8) the Trust Accounts; and

         (9) the proceeds of any and all of the foregoing.


                                    [NAL] [AUTORICS, INC.] [AUTORICS II, INC.]


                                    By:__________________________
                                       Name:
                                       Title: